A special meeting of the shareholders of EQ Advisors Trust (“Trust”)
was held on November 28, 2011 to vote on the following proposals:
1.       Elect the Board of Trustees of the Trust; and
2.       Approve a Shareholder Services and Distribution Plan pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of each Portfolio (the “Class IA Plan”).
The voting results are as follows for Proposal No. 1:

Theodossios (Ted) Athanassiades:
   Votes For:  7,148,712,310.341
   Authority Withheld:  485,899,092.021
Jettie M. Edwards:
   Votes For:  7,203,892,875.545
   Authority Withheld:  430,718,526.817
David W. Fox:
   Votes For:  7,173,368,720.109
   Authority Withheld:  461,242,682.253
Steven M. Joenk:
   Votes For:  7,193,729,896.778
   Authority Withheld:  440,881,505.584
William M. Kearns, Jr.:
   Votes For:  7,166,763,230.669
   Authority Withheld:  467,848,171.693
Christopher P.A. Komisarjevsky:
   Votes For:  7,175,971,101.572
   Authority Withheld:  458,640,300.790
Harvey Rosenthal:
   Votes For:  7,175,452,472.633
   Authority Withheld:  459,158,929.729
Gary S. Schpero:
   Votes For:  7,182,934,930.370
   Authority Withheld:  451,676,471.992
Kenneth L. Walker:
   Votes For:  7,205,659,803.333
   Authority Withheld:  428,951,599.029
Caroline L. Williams:
   Votes For:  7,199,908,152.881
   Authority Withheld:  434,703,249.481

The voting results are as follows for Proposal No. 2:
All Asset Allocation:
   Class IA Shares Represented at the Meeting:  198,206.787
   Votes in Favor of the Proposal:  194,760.787
   Votes Against the Proposal:  0.000
   Votes Abstained:  3,446.000
ATM Core Bond (EQ/AllianceBernstein Short-Term Bond):
   Class IA Shares Represented at the Meeting:  1,004.380
   Votes in Favor of the Proposal:  1,004.380
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
ATM Government Bond EQ/AllianceBernstein Short-Term Government Bond):
   Class IA Shares Represented at the Meeting:  N/A
   Votes in Favor of the Proposal:  N/A
   Votes Against the Proposal:  N/A
   Votes Abstained:  N/A
ATM International:
   Class IA Shares Represented at the Meeting:  10,124.760
   Votes in Favor of the Proposal:  10,124.760
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
ATM Large Cap :
   Class IA Shares Represented at the Meeting:  11,082.810
   Votes in Favor of the Proposal:  11,082.810
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
ATM Mid Cap:
   Class IA Shares Represented at the Meeting:  12,602.410
   Votes in Favor of the Proposal:  12,602.410
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
ATM Small Cap:
   Class IA Shares Represented at the Meeting:  11,531.310
   Votes in Favor of the Proposal:  11,531.310
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
AXA Balanced Strategy:
   Class IA Shares Represented at the Meeting:  21,716.636
   Votes in Favor of the Proposal:  21,716.636
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
AXA Conservative Growth Strategy:
   Class IA Shares Represented at the Meeting:  N/A
   Votes in Favor of the Proposal:  N/A
   Votes Against the Proposal:  N/A
   Votes Abstained:  N/A
AXA Conservative Strategy:
   Class IA Shares Represented at the Meeting:  N/A
   Votes in Favor of the Proposal:  N/A
   Votes Against the Proposal:  N/A
   Votes Abstained:  N/A
AXA Growth Strategy:
   Class IA Shares Represented at the Meeting:  123,272.357
   Votes in Favor of the Proposal:  123,272.357
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
AXA Moderate Growth Strategy:
   Class IA Shares Represented at the Meeting:  N/A
   Votes in Favor of the Proposal:  N/A
   Votes Against the Proposal:  N/A
   Votes Abstained:  N/A
AXA Tactical Manager 2000:
   Class IA Shares Represented at the Meeting:  10,619.177
   Votes in Favor of the Proposal:  10,619.177
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
AXA Tactical Manager 400:
   Class IA Shares Represented at the Meeting:  10,600.595
   Votes in Favor of the Proposal:  10,600.595
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
AXA Tactical Manager 500:
   Class IA Shares Represented at the Meeting:  10,450.183
   Votes in Favor of the Proposal:  10,450.183
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
AXA Tactical Manager International:
   Class IA Shares Represented at the Meeting:  10,349.764
   Votes in Favor of the Proposal:  10,349.764
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
AXA Ultra Conservative Strategy:
   Class IA Shares Represented at the Meeting:  N/A
   Votes in Favor of the Proposal:  N/A
   Votes Against the Proposal:  N/A
   Votes Abstained:  N/A
EQ/AllianceBernstein Dynamic Wealth:
   Class IA Shares Represented at the Meeting:  N/A
   Votes in Favor of the Proposal:  N/A
   Votes Against the Proposal:  N/A
   Votes Abstained:  N/A
EQ/AllianceBernstein Small Cap Growth:
   Class IA Shares Represented at the Meeting:  28,974,627.146
   Votes in Favor of the Proposal:  20,931,238.672
   Votes Against the Proposal:  6,810,394.557
   Votes Abstained:  1,232,993.917
EQ/AXA Franklin Small Cap Value Core:
   Class IA Shares Represented at the Meeting:  304,746.924
   Votes in Favor of the Proposal:  273,902.032
   Votes Against the Proposal:  6,853.253
   Votes Abstained:  23,991.639
EQ/BlackRock Basic Value Equity:
   Class IA Shares Represented at the Meeting:  3,765,555.066
   Votes in Favor of the Proposal:  2,498,637.339
   Votes Against the Proposal:  1,064,313.792
   Votes Abstained:  202,603.935
EQ/Boston Advisors Equity Income:
   Class IA Shares Represented at the Meeting:  4,086,402.535
   Votes in Favor of the Proposal:  3,860,727.973
   Votes Against the Proposal:  117,658.541
   Votes Abstained:  108,016.021
EQ/Calvert Socially Responsible:
   Class IA Shares Represented at the Meeting:  400,227.866
   Votes in Favor of the Proposal:  362,209.244
   Votes Against the Proposal:  14,129.198
   Votes Abstained:  23,889.424
EQ/Capital Guardian Research:
   Class IA Shares Represented at the Meeting:  1,851,331.011
   Votes in Favor of the Proposal:  1,462,943.919
   Votes Against the Proposal:  317,776.242
   Votes Abstained:  70,610.850
EQ/Common Stock Index:
   Class IA Shares Represented at the Meeting:  219,453,603.880
   Votes in Favor of the Proposal:  173,746,989.174
   Votes Against the Proposal:  32,563,703.933
   Votes Abstained:  13,142,910.773
EQ/Core Bond Index:
   Class IA Shares Represented at the Meeting:  16,868,520.589
   Votes in Favor of the Proposal:  12,205,053.073
   Votes Against the Proposal:  3,932,378.710
   Votes Abstained:  731,088.806
EQ/Davis NY Venture:
   Class IA Shares Represented at the Meeting:  3,037,328.803
   Votes in Favor of the Proposal:  2,599,759.468
   Votes Against the Proposal:  326,407.067
   Votes Abstained:  111,162.268
EQ/Equity 500 Index:
   Class IA Shares Represented at the Meeting:  55,364,052.531
   Votes in Favor of the Proposal:  37,450,052.939
   Votes Against the Proposal:  15,457,698.934
   Votes Abstained:  2,456,300.658
EQ/Equity Growth PLUS:
   Class IA Shares Represented at the Meeting:  3,939,054.234
   Votes in Favor of the Proposal:  3,146,873.259
   Votes Against the Proposal:  733,452.289
   Votes Abstained:  58,728.686
EQ/Franklin Core Balanced:
   Class IA Shares Represented at the Meeting:  105,336.063
   Votes in Favor of the Proposal:  105,336.063
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
EQ/Franklin Templeton Allocation:
   Class IA Shares Represented at the Meeting:  135,247.656
   Votes in Favor of the Proposal:  127,747.630
   Votes Against the Proposal:  0.000
   Votes Abstained:  7,500.026
EQ/GAMCO Mergers and Acquisitions:
   Class IA Shares Represented at the Meeting:  470,996.415
   Votes in Favor of the Proposal:  411,225.600
   Votes Against the Proposal:  23,850.991
   Votes Abstained:  35,919.824
EQ/GAMCO Small Company Value:
   Class IA Shares Represented at the Meeting:  2,802,434.055
   Votes in Favor of the Proposal:  2,063,408.804
   Votes Against the Proposal:  691,150.915
   Votes Abstained:  47,874.336
EQ/Global Bond PLUS:
   Class IA Shares Represented at the Meeting:  3,319,264.246
   Votes in Favor of the Proposal:  1,079,610.846
   Votes Against the Proposal:  2,185,853.213
   Votes Abstained:  53,800.187
EQ/Global Multi-Sector Equity:
   Class IA Shares Represented at the Meeting:  6,390,765.037
   Votes in Favor of the Proposal:  3,764,159.177
   Votes Against the Proposal:  2,417,052.027
   Votes Abstained:  209,553.833
EQ/Intermediate Government Bond Index:
   Class IA Shares Represented at the Meeting:  21,128,270.489
   Votes in Favor of the Proposal:  18,143,459.362
   Votes Against the Proposal:  1,821,593.393
   Votes Abstained:  1,163,217.734
EQ/International Core PLUS:
   Class IA Shares Represented at the Meeting:  5,215,481.669
   Votes in Favor of the Proposal:  3,858,143.627
   Votes Against the Proposal:  1,179,587.661
   Votes Abstained:  177,750.381
EQ/International Equity Index:
   Class IA Shares Represented at the Meeting:  89,835,579.900
   Votes in Favor of the Proposal:  67,200,864.560
   Votes Against the Proposal:  18,727,246.819
   Votes Abstained:  3,907,468.521
EQ/International ETF :
   Class IA Shares Represented at the Meeting:  563,525.611
   Votes in Favor of the Proposal:  515,062.780
   Votes Against the Proposal:  21,462.831
   Votes Abstained:  0.000
EQ/International Value PLUS:
   Class IA Shares Represented at the Meeting:  2,363,656.613
   Votes in Favor of the Proposal:  1,667,254.262
   Votes Against the Proposal:  639,789.380
   Votes Abstained:  56,612.971
EQ/JPMorgan Value Opportunities:
   Class IA Shares Represented at the Meeting:  2,982,662.894
   Votes in Favor of the Proposal:  2,435,181.490
   Votes Against the Proposal:  482,409.779
   Votes Abstained:  65,071.625
EQ/Large Cap Core PLUS:
   Class IA Shares Represented at the Meeting:  74,690.663
   Votes in Favor of the Proposal:  58,774.734
   Votes Against the Proposal:  15,915.929
   Votes Abstained:  0.000
EQ/Large Cap Growth Index:
   Class IA Shares Represented at the Meeting:  1,457,253.729
   Votes in Favor of the Proposal:  1,194,752.875
   Votes Against the Proposal:  233,870.043
   Votes Abstained:  28,630.811
EQ/Large Cap Growth PLUS:
   Class IA Shares Represented at the Meeting:  2,783,813.356
   Votes in Favor of the Proposal:  1,883,852.277
   Votes Against the Proposal:  793,752.825
   Votes Abstained:  106,208.254
EQ/Large Cap Value Index:
   Class IA Shares Represented at the Meeting:  5,703,470.959
   Votes in Favor of the Proposal:  4,858,720.296
   Votes Against the Proposal:  461,985.018
   Votes Abstained:  382,765.645
EQ/Large Cap Value PLUS:
   Class IA Shares Represented at the Meeting:  94,989,475.324
   Votes in Favor of the Proposal:  73,351,107.041
   Votes Against the Proposal:  16,937,159.174
   Votes Abstained:  4,701,209.109
EQ/Lord Abbett Large Cap Core:
   Class IA Shares Represented at the Meeting:  1,320,372.787
   Votes in Favor of the Proposal:  1,240,298.347
   Votes Against the Proposal:  73,171.900
   Votes Abstained:  6,902.540
EQ/MFS International Growth:
   Class IA Shares Represented at the Meeting:  5,666,699.719
   Votes in Favor of the Proposal:  4,887,356.042
   Votes Against the Proposal:  727,413.313
   Votes Abstained:  51,930.364
EQ/Mid Cap Index:
   Class IA Shares Represented at the Meeting:  7,016,767.756
   Votes in Favor of the Proposal:  5,344,409.307
   Votes Against the Proposal:  1,338,045.195
   Votes Abstained:  334,313.254
EQ/Mid Cap Value PLUS:
   Class IA Shares Represented at the Meeting:  25,111,838.612
   Votes in Favor of the Proposal:  14,970,850.740
   Votes Against the Proposal:  9,448,881.596
   Votes Abstained:  692,106.276
EQ/Money Market :
   Class IA Shares Represented at the Meeting:  554,124,422.790
   Votes in Favor of the Proposal:  492,643,916.326
   Votes Against the Proposal:  46,270,203.259
   Votes Abstained:  15,210,303.205
EQ/Morgan Stanley Mid Cap Growth:
   Class IA Shares Represented at the Meeting:  7,137,234.385
   Votes in Favor of the Proposal:  5,605,812.333
   Votes Against the Proposal:  1,365,569.891
   Votes Abstained:  165,852.161
EQ/Mutual Large Cap Equity:
   Class IA Shares Represented at the Meeting:  405,031.405
   Votes in Favor of the Proposal:  405,031.405
   Votes Against the Proposal:  0.000
   Votes Abstained:  0.000
EQ/Oppenheimer Global :
   Class IA Shares Represented at the Meeting:  1,144,543.741
   Votes in Favor of the Proposal:  924,481.279
   Votes Against the Proposal:  192,601.441
   Votes Abstained:  27,461.021
EQ/PIMCO Ultra Short Bond:
   Class IA Shares Represented at the Meeting:  5,001,153.647
   Votes in Favor of the Proposal:  4,605,425.654
   Votes Against the Proposal:  254,545.841
   Votes Abstained:  141,182.152
EQ/Quality Bond PLUS Portfolio:
   Class IA Shares Represented at the Meeting:  20,825,546.182
   Votes in Favor of the Proposal:  17,935,895.844
   Votes Against the Proposal:  2,170,293.374
   Votes Abstained:  719,356.964
EQ/Small Company Index:
   Class IA Shares Represented at the Meeting:  7,490,721.598
   Votes in Favor of the Proposal:  4,096,420.004
   Votes Against the Proposal:  3,055,900.310
   Votes Abstained:  338,401.284
EQ/T. Rowe Price Growth Stock:
   Class IA Shares Represented at the Meeting:  2,485,307.932
   Votes in Favor of the Proposal:  1,814,657.840
   Votes Against the Proposal:  621,541.892
   Votes Abstained:  49,108.200
EQ/Templeton Global Equity:
   Class IA Shares Represented at the Meeting:  3,631,153.546
   Votes in Favor of the Proposal:  2,845,893.411
   Votes Against the Proposal:  708,397.783
   Votes Abstained:  76,862.352
EQ/UBS Growth and Income:
   Class IA Shares Represented at the Meeting:  N/A
   Votes in Favor of the Proposal:  N/A
   Votes Against the Proposal:  N/A
   Votes Abstained:  N/A
EQ/Van Kampen Comstock:
   Class IA Shares Represented at the Meeting:  403,841.726
   Votes in Favor of the Proposal:  384,364.637
   Votes Against the Proposal:  17,398.789
   Votes Abstained:  2,078.300
EQ/Wells Fargo Omega Growth:
   Class IA Shares Represented at the Meeting:  844,786.688
   Votes in Favor of the Proposal:  727,614.587
   Votes Against the Proposal:  111,807.899
   Votes Abstained:  5,364.202

The vote for Proposal No. 2 respect to the EQ/Montag Caldwell Growth
Portfolio was taken at a meeting held on December 5, 2011.  The voting results for the EQ/Montag & Caldwell Growth Portfolio are as follows:

EQ/Montag & Caldwell Growth Portfolio:
   Class IA Shares Represented at the Meeting  3,674,209.871
   Votes in Favor of the Proposal:  1,959,382.640
   Votes Against the Proposal:  1,664,747.750
   Votes Abstained:  50,079.481